SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: August 13, 2012

SANOMEDICS INTERNATIONAL HOLDINGS, INC.

 (Exact name of Registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

80 SW 8th Street, Suite 2180 Miami, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 433-7814
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 13, 2012, Craig Sizer has resigned his position with the Company as Chairman of the Board of Directors.  Mr. Sizer's decision to resign was not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices. A copy of Mr. Sizer's resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Resignation Letter of Craig Sizer dated August 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics International Holdings, Inc.
(Registrant)

Date: August 14, 2012	By:	/s/ Keith Houlihan
Keith Houlihan
President